SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):September 15, 2014
MERIDIAN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-14902	31-0888197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No. )

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code(513) 271-3700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                          Other Events.

The Board of Directors of Meridian Bioscience, Inc. sadly announces the passing of its founder and Executive Chairman of the Board, William J. Motto. In a special meeting held today, September 15, 2014, the Board of Directors elected John A. Kraeutler as its Chairman. Mr. Kraeutler will now hold the positions of Chairman and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MERIDIAN BIOSCIENCE, INC.
Date:  September 15, 2014                                                                                                    By:  /s/ Melissa A. Lueke
Melissa A. Lueke
Executive Vice President and
 Chief Financial Officer
(Principal Financial and Accounting Officer)